- FPA Perennial Fund, Inc.                                                     -
-                                                                              -

                                                       SEMI-ANNUAL REPORT

                                JUNE 30, 1998

   [LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

-                                                                              -
-                                                                              -

                               OFFICERS AND DIRECTORS

DIRECTORS                                                DISTRIBUTOR

Willard H. Altman                                        FPA Fund Distributors, Inc.
John P. Endicott                                         11400 West Olympic Boulevard, Suite 1200
Leonard Mautner                                          Los Angeles, California  90064
Julio J. de Puzo, Jr.
Lawrence J. Sheehan


OFFICERS                                                 COUNSEL

Eric S. Ende, PRESIDENT AND                              O'Melveny & Myers LLP
CHIEF INVESTMENT OFFICER                                 Los Angeles, California
Julio J. de Puzo, Jr., EXECUTIVE VICE
   PRESIDENT
Steven R. Geist, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT                          CUSTODIAN & TRANSFER AGENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY                                 State Street Bank and Trust Company
Christopher H. Thomas, ASSISTANT TREASURER               Boston, Massachusetts


INVESTMENT ADVISER                                       SHAREHOLDER SERVICE AGENT

First Pacific Advisors, Inc.                             Boston Financial Data Services, Inc.
11400 West Olympic Boulevard, Suite 1200                 P.O. Box 8500
Los Angeles, California  90064                           Boston, Massachusetts  02266-8500
                                                         (800) 638-3060
                                                         (617) 328-5000


This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

                                LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     During the six months ended June 30, 1998, FPA Perennial Fund increased in value by 8.4%, adjusted for reinvestment of all dividends and capital gains distributions. This represents a continuation of the period of very high absolute returns which began 3 1/2 years ago (1995 - Present total return = +90%). As shown below, Perennial returns in recent periods continue to be comparable to those of relevant stock market and mutual fund averages.

                          1998 YTD            1997           1996
                          --------            ----           ----
FPA Perennial                 8.4%           24.3%          20.4%

Russell 2500                  5.7%           24.4%          19.0%

Lipper General Equity
 Fund Average                11.8%           24.3%           9.5%

Lipper Growth & Income
 Fund Average                12.1%           27.0%          20.8%

     We have periodically noted in the past how narrow the market's gains have been, with larger stocks greatly outperforming smaller ones. This disparity continued into 1998, as shown in the following comparison.


                                                 January-June 1998
     Market Cap Range                               Performance
     ----------------                               -----------
     Over $20 Billion                                   +16.6%
     5 - 20 Billion                                       9.0%
     2 - 5 Billion                                        3.6%
     250 Million - 2 Billion                              1.1%
     Under $250 Million                                  (2.0)%
     Source: Salomon Smith Barney

     We should take this opportunity to emphasize that Perennial's stock selection process is not market-cap driven. Rather we seek out high return, relatively unleveraged businesses which can be purchased at reasonable valuations and held for long periods. For a number of years, this approach has identified mostly mid-and small-cap stocks, and only a few larger-cap names. Most of the bigger companies, in our opinion, are too expensive, and offer little opportunity for us to add value by identifying mispriced or misunderstood companies.

     Considering that most of the companies in Perennial's portfolio have market caps between $250 million and $5 billion, we are gratified with the Fund's performance so far this year. We are also pleased that we have been able to continue to meet our objective of owning better companies selling at lower valuations. As shown on the table below, the companies in the portfolio have grown faster, earned better returns, and possess superior balance sheets, yet are priced at lower PE ratios than the average Russell 2500 Index company.


                              Perennial      Russell 2500 Index
                              ---------      ------------------
EPS Growth (10 year)              17%                 9%
Return on Assets                  10%                 6%
Debt% of Capital                  28%                47%
PE Ratio (last 12 months)         19x                26x

     In this shareholder report, I would like to discuss two companies which we have purchased over the past few months. Although they are in different businesses -- one sells computer networking products and the other metal working consumables and related products -- there are surprising similarities in their operations. Each is a catalog distributor to mostly smaller companies, offering high service levels, an extensive product selection, and valuable technical knowledge.

     These companies also have very attractive financial characteristics. In addition to the high returns on capital, unleveraged balance sheets, and below-market valuations that we always look for, each company has significant future growth opportunities in its existing businesses.

     BLACK BOX is a direct marketer via catalog of computer communications, networking and connectivity equipment. Its catalog includes over 7000 items, many of them hard to find, and mostly carrying the Black Box private label. It ships orders the same day they are received, with a 95% fulfillment rate.

     The key element of Black Box's business, which distinguishes it from other marketers of similar products, is its unparalleled levels of technical support. Black Box provides free 24-hour, 7-day access to highly skilled computer professionals whose job is to solve customers' problems (often with the aid of Black Box products). What's more this help is fast. The typical industry response to service calls is to start the customer with 10 minutes on hold. Black Box answers the phone in 20 seconds.

     Black Box has steadily grown sales at a 15-20% rate, while maintaining low 20s operating margins and earning high returns on capital. We believe this happy combination is sustainable into the future.

     We established our position in Black Box during the second quarter, buying stock in the low 30s. Earnings in 1998 are expected to be about $2.00 per share, which we feel gives this high quality and dynamic business an attractive valuation.

     JLK DIRECT DISTRIBUTION is a leading distributor of a broad range of metal cutting consumables and related products, including cutting tools, abrasives, measuring instruments, hand tools, and general workshop supplies. The company had its initial public offering just a year ago, as a partial spin-out from Kennametal, which still owns 80%. Kennametal is the second largest world-wide producer of cutting tools.

     JLK operates two somewhat related, but distinct businesses, J&L Industrial Supply and Full Service Supply. Of the two, J&L is the more exciting and important.

     J&L Industrial Supply is a direct marketer of metal cutting products to small and medium size businesses. Kennametal purchased it about 10 years ago to give it access to customers which it could not economically reach with its own direct sales force. It has been able to grow rapidly and profitably because of the significant competitive advantages it has over its mostly small and sleepy competitors. J&L offers superior selection -- a 110,000 product catalog, with good-better-best alternatives. It provides rapid fulfillment, shipping 99% of domestic orders on the day received for overnight or second day delivery. Customers with more urgent requirements can pick-up their order at J&L showrooms located in 25 major U.S. markets. As the exclusive distributor of Kennametal product to smaller businesses, J&L can offer a premier brand, giving it instant credibility with potential customers. Finally, J&L is a source of technical metal cutting knowledge, both from its telemarketing staff, and from sales reps based in major market showrooms.

     Full Service Supply serves large manufacturers, like General Motors, Deere, Rockwell, and Pratt & Whitney, by letting them outsource the entire process of acquiring and inventorying metal working and related products at manufacturing facilities. Full Service Supply's logistics expertise, purchasing power, and technical knowledge can realize significant customer savings. This has resulted in rapid growth of this business, and Full Service Supply now services about 50 customers at over 100 site locations.

     We have been attracted by JLK Direct since before it became a public company. We purchased shares of Kennamental in early 1997, more interested in its distribution operations than in its core manufacturing business. At the time of JLK's June 1997 IPO, our desire to participate was frustrated by the high level of interest it generated among investors, i.e. it was a "hot deal" where we could not buy much stock and where the price in the aftermarket quickly rose to a premium we were unwilling to pay.

     Fortunately, recent events have given us a better opportunity to own a share of this business. As the result of a too aggressive acquisition program, JLK management found itself over extended, and unable to both rapidly assimilate its purchases as well as continue the dynamic growth of its base business. The consequence was a flattening of earnings growth and a significant slowing in revenue growth. The unforgiving growth and momentum oriented shareholders reacted dramatically to these disappointments and drove the price of JLK from $39 to $20 in six weeks, with most of the publicly held shares changing hands.

     We established our position during this period at an average cost of $22 per share, believing that JLK's current difficulties will be overcome and that the inherent superiority of its business model and its talented management will enable it to return to its prior record of rapid growth and high returns on capital.

     As can be seen from the table below, Black Box and JLK have the superior returns and balance sheets, as well as the faster growth, which we are always striving to find. In addition, their valuations are also more attractive than average, with PE's on estimated 1998 and hoped-for 1999 earnings well below that of the average Russell 2500 Index Company.


                              Black       JKL Direct       Russell 2500
                               Box       Distribution          Index
                               ---       ------------          -----
Revenue Growth
 Rate(5Yr.)                      17%              29%                11%
Return on Equity                 33%              24%                15%
Operating Income/
  Assets                         34%              23%                11%
Debt% of Capital                  7%               1%                47%
Recent Price                     32               20                  -
PE (98)                          16x              18x                24x
PE (99)                          13x              13x                21x
Market Cap              $600 Million     $500 Million       $650 Million

     We are excited by the prospects of these two recently purchased companies, and optimistic that they will provide rewarding long-term returns to Perennial shareholders.

Respectfully submitted,


/s/ Eric S. Ende
Eric S.Ende
President

July 14, 1998

                             HISTORICAL PERFORMANCE


                                                                       Average Annual Total Return
                                                                       Periods Ended June 30, 1998
                                                                       ---------------------------
                                                              1 Year               5 Years           10 Years
                                                              ------               -------           --------
 FPA Perennial Fund, Inc. (NAV). . . . . . . . . .            19.94%                14.69%              13.48%
 FPA Perennial Fund, Inc. (Net of Sales Charge). .            12.14%                13.16%              12.72%
 Lipper Growth & Income Fund Average . . . . . . .            22.86%                19.03%              15.78%
 Standard & Poor's 500 Stock Index . . . . . . . .            30.30%                23.13%              18.56%
 Russell 2500 Stock Index. . . . . . . . . . . . .            18.10%                17.30%              15.09%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended June 30, 1998 for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 6.5% of the offering price.

                               MAJOR PORTFOLIO CHANGES
                            Six Months Ended June 30, 1998

NET PURCHASES                                             SHARES
                                                          ------
COMMON STOCKS
Arrow Electronics, Inc. . . . . . . . . . . . . . . . .   11,100
Bacou USA, Inc. . . . . . . . . . . . . . . . . . . . .    4,600
Belden Inc. . . . . . . . . . . . . . . . . . . . . . .   10,000
Black Box Corporation (1) . . . . . . . . . . . . . . .   39,800
Cooper Tire & Rubber Company  . . . . . . . . . . . . .   13,700
Denison International plc (ADR) . . . . . . . . . . . .   19,300
DENTSPLY International Inc. . . . . . . . . . . . . . .   15,900
JLK Direct Distribution Inc. (Class A) (1). . . . . . .   51,400
KEMET Corporation . . . . . . . . . . . . . . . . . . .   43,100
Manpower Inc. . . . . . . . . . . . . . . . . . . . . .    8,700
Nucor Corporation . . . . . . . . . . . . . . . . . . .    2,700
Schlumberger Limited (1). . . . . . . . . . . . . . . .   11,600
Viking Office Products, Inc.. . . . . . . . . . . . . .    6,000


NET SALES

COMMON STOCKS
Allergan, Inc.. . . . . . . . . . . . . . . . . . . . .    7,200
Bob Evans Farms, Inc. . . . . . . . . . . . . . . . . .   14,200
CVS Corporation . . . . . . . . . . . . . . . . . . . .    3,800
Franklin Covey Co. (2). . . . . . . . . . . . . . . . .   40,000
Juno Lighting, Inc. (2) . . . . . . . . . . . . . . . .   20,500
Kennametal Inc. (2) . . . . . . . . . . . . . . . . . .    9,100
Lancaster Colony Corporation. . . . . . . . . . . . . .    2,250
North European Oil Royalty Trust (CBI) (2). . . . . . .   30,300
Strayer Education, Inc. (2) . . . . . . . . . . . . . .   18,600
Toys "R" Us, Inc. (2) . . . . . . . . . . . . . . . . .   35,100
TriMas Corporation (2). . . . . . . . . . . . . . . . .   35,900

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                               PORTFOLIO OF INVESTMENTS
                                    June 30, 1998

COMMON STOCKS                                              Shares           Cost          Value
------------------------------------                       ------           ----          -----
PRODUCER DURABLE GOODS - 21.1%
Denison International plc (ADR)* . . . . . . . . .         61,700     $1,066,788    $ 1,218,575
Donaldson Company, Inc.. . . . . . . . . . . . . .         37,600        477,740        888,300
Federal Signal Corporation . . . . . . . . . . . .         23,300        515,245        566,481
Graco Inc. . . . . . . . . . . . . . . . . . . . .         52,650        693,066      1,836,169
Holophane Corporation* . . . . . . . . . . . . . .         67,600      1,184,295      1,723,800
IDEX Corporation . . . . . . . . . . . . . . . . .         49,750      1,174,275      1,716,375
Kaydon Corporation . . . . . . . . . . . . . . . .         58,000        819,888      2,048,125
Leggett & Platt, Incorporated. . . . . . . . . . .         38,000        439,725        950,000
                                                                      ----------    -----------
                                                                      $6,371,022    $10,947,825
                                                                      ----------    -----------

TECHNOLOGY - 15.7%
Arrow Electronics, Inc.* . . . . . . . . . . . . .         41,500     $  878,083    $   902,625
Belden Inc.. . . . . . . . . . . . . . . . . . . .         40,600      1,197,979      1,243,375
Black Box Corporation* . . . . . . . . . . . . . .         39,800      1,317,691      1,320,863
Channell Commercial Corporation* . . . . . . . . .         48,900        542,192        537,900
Galileo International, Inc.. . . . . . . . . . . .         47,300      1,225,767      2,131,456
KEMET Corporation* . . . . . . . . . . . . . . . .         71,200      1,180,787        936,725
Methode Electronics, Inc. (Class A). . . . . . . .         68,900      1,084,573      1,067,950
                                                                      ----------    -----------
                                                                      $7,427,072    $ 8,140,894
                                                                      ----------    -----------

BUSINESS SERVICES & SUPPLIES - 11.6%
Applied Graphics Technologies, Inc.* . . . . . . .         39,000     $1,849,125    $ 1,784,250
Bacou USA, Inc.* . . . . . . . . . . . . . . . . .         43,300        660,884        901,181
JLK Direct Distribution  Inc. (Class A)* . . . . .         51,400      1,149,859      1,124,375
Manpower Inc.. . . . . . . . . . . . . . . . . . .         48,200      1,485,457      1,382,738
Viking Office Products, Inc.*. . . . . . . . . . .         27,000        427,050        847,125
                                                                      ----------    -----------
                                                                      $5,572,375    $ 6,039,669
                                                                      ----------    -----------

MATERIALS - 9.2%
Caraustar Industries, Inc. . . . . . . . . . . . .         74,000     $1,375,875    $ 2,136,750
Nucor Corporation. . . . . . . . . . . . . . . . .         24,400      1,175,291      1,122,400
OM Group, Inc. . . . . . . . . . . . . . . . . . .         37,000        717,046      1,526,250
                                                                      ----------    -----------
                                                                      $3,268,212    $ 4,785,400
                                                                      ----------    -----------

HEALTHCARE - 8.2%
Allergan, Inc. . . . . . . . . . . . . . . . . . .         31,700       $648,979    $ 1,470,088
DENTSPLY International Inc.. . . . . . . . . . . .         53,900      1,037,338      1,347,500
Landauer, Inc. . . . . . . . . . . . . . . . . . .         49,000        983,036      1,463,875
                                                                      ----------    -----------
                                                                      $2,669,353    $ 4,281,463
                                                                      ----------    -----------

CONSUMER NON-DURABLE GOODS - 7.0%
Lancaster Colony Corporation . . . . . . . . . . .         48,450     $1,088,065    $ 1,835,044
Newell Co. . . . . . . . . . . . . . . . . . . . .         15,000        353,550        747,187
Tupperware Corporation . . . . . . . . . . . . . .         37,000      1,492,892      1,040,625
                                                                      ----------    -----------
                                                                      $2,934,507    $ 3,622,856
                                                                      ----------    -----------

                               PORTFOLIO OF INVESTMENTS

                                                                       Shares or
                                                                       Principal
COMMON STOCKS--CONTINUED                                                Amount          Cost          Value
-----------------------------------------------------------            ----------    -----------    -----------
RETAILING - 6.7%
Bob Evans Farms, Inc.. . . . . . . . . . . . . . . . . . .                 10,000    $   169,350    $   211,875
CVS Corporation. . . . . . . . . . . . . . . . . . . . . .                 18,890        163,804        735,529
Circuit City Stores, Inc.. . . . . . . . . . . . . . . . .                 30,400        849,944      1,425,000
O'Reilly Automotive, Inc.* . . . . . . . . . . . . . . . .                 31,000        509,767      1,116,000
                                                                                     -----------    -----------
                                                                                     $ 1,692,865    $ 3,488,404
                                                                                     -----------    -----------
ENTERTAINMENT - 5.1%
Carnival Corporation . . . . . . . . . . . . . . . . . . .                 66,600    $   726,906    $ 2,639,025
                                                                                     -----------    -----------

INSURANCE - 4.0%
Poe & Brown, Inc.. . . . . . . . . . . . . . . . . . . . .                 36,150    $   583,188    $ 1,344,328
Progressive Corporation, The . . . . . . . . . . . . . . .                  5,100        197,273        719,100
                                                                                     -----------    -----------
                                                                                     $   780,461    $ 2,063,428
                                                                                     -----------    -----------
CONSUMER DURABLE GOODS - 2.8%
Cooper Tire & Rubber Company . . . . . . . . . . . . . . .                 71,400    $ 1,638,064    $ 1,472,625
                                                                                     -----------    -----------

ENERGY - 1.5%
Schlumberger Limited . . . . . . . . . . . . . . . . . . .                 11,600    $   774,726    $   792,425
                                                                                     -----------    -----------

TOTAL COMMON STOCKS - 92.9%. . . . . . . . . . . . . . . .                          $33,855,563    $48,274,014
                                                                                    -----------    -----------

CONVERTIBLE DEBENTURE - 1.2%
Reptron Electronics, Inc. - 6 3/4% 2004  . . . . . . . . .             $  775,000   $   705,250    $   596,750
                                                                                    -----------    -----------

TOTAL INVESTMENT SECURITIES - 94.1%. . . . . . . . . . . .                          $34,560,813    $48,870,764
                                                                                    -----------    -----------
                                                                                    -----------

SHORT-TERM INVESTMENTS - 6.4%
Short-term Corporate Notes:
  General Electric Capital Corporation - 5.56% 7/6/98. . .             $2,000,000                  $ 1,998,455
  General Electric Capital Services, Inc. - 5.58% 7/7/98 .              1,000,000                      999,070
State Street Bank Repurchase Agreement - 5% 7/01/98
  (Collateralized by U.S. Treasury Notes - 6 1/8% 2001
  Market value $356,016) . . . . . . . . . . . . . . . . .                344,000                      344,048
                                                                                                   -----------
                                                                                                   $ 3,341,573
                                                                                                   -----------

TOTAL INVESTMENTS - 100.5% . . . . . . . . . . . . . . . .                                         $52,212,337
Liabilities less other assets - (0.5)% . . . . . . . . . .                                            (266,353)
                                                                                                   -----------

TOTAL NET ASSETS - 100%. . . . . . . . . . . . . . . . . .                                         $51,945,984
                                                                                                   -----------
                                                                                                   -----------


*  Non-income producing security

See notes to financial statements.

                        STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 1998

ASSETS
  Investments at value:
    Investment securities - at market value
      (identified cost $34,560,813). . . . . . . . . . . .           $48,870,764
    Short-term investments - at cost plus interest earned
      (maturities of 60 days or less). . . . . . . . . . .             3,341,573    $52,212,337
                                                                     -----------
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . .                                  904
  Receivable for:
     Investment securities sold. . . . . . . . . . . . . .           $   166,828
     Dividend and accrued interest . . . . . . . . . . . .                79,133
     Capital Stock sold. . . . . . . . . . . . . . . . . .                   100        246,061
                                                                     -----------    -----------
                                                                                    $52,459,302
LIABILITIES
  Payable for:
     Investment securities purchased . . . . . . . . . . .           $   425,923
     Advisory fees and financial services. . . . . . . . .                36,551
     Capital stock repurchased . . . . . . . . . . . . . .                35,123
     Accrued expenses. . . . . . . . . . . . . . . . . . .                15,721        513,318
                                                                     -----------    -----------


NET ASSETS - equivalent to $23.62 per share on 2,199,205
     shares of Capital Stock outstanding . . . . . . . . .                          $51,945,984
                                                                                    -----------
                                                                                    -----------

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock - par value $0.01 per share; authorized
    25,000,000 shares; outstanding 2,199,205 shares. . . .                          $    21,992
  Additional Paid-in Capital . . . . . . . . . . . . . . .                           33,563,125
  Undistributed net investment income. . . . . . . . . . .                               76,234
  Undistributed net realized gain on investments . . . . .                            3,974,682
  Unrealized appreciation on investments . . . . . . . . .                           14,309,951
                                                                                    -----------
  Net assets at June 30, 1998. . . . . . . . . . . . . . .                          $51,945,984
                                                                                    -----------
                                                                                    -----------



See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1998

INVESTMENT INCOME
     Interest. . . . . . . . . . . . . . . . . . . . . . .                           $  131,558
     Dividends . . . . . . . . . . . . . . . . . . . . . .                              274,042
                                                                                     ----------
                                                                                     $  405,600
EXPENSES -- NOTE 3:

   Advisory fees . . . . . . . . . . . . . . . . . . . . .           $   195,478
     Financial services. . . . . . . . . . . . . . . . . .                26,247
     Audit fees. . . . . . . . . . . . . . . . . . . . . .                23,775
     Transfer agent fees and expenses. . . . . . . . . . .                20,910
     Registration fees . . . . . . . . . . . . . . . . . .                17,385
     Custodian fees and expenses . . . . . . . . . . . . .                11,256
     Reports to shareholders . . . . . . . . . . . . . . .                10,279
     Directors' fees and expenses. . . . . . . . . . . . .                 8,250
     Legal fees. . . . . . . . . . . . . . . . . . . . . .                 3,417
     Other expenses. . . . . . . . . . . . . . . . . . . .                 2,035        319,032
                                                                     -----------     ----------
         Net investment income . . . . . . . . . . . . . .                           $   86,568
                                                                                     ----------


NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on investments:
   Proceeds from sales of investment securities (excluding
        short-term investments with maturities of 60 days
        or less) . . . . . . . . . . . . . . . . . . . . .           $10,857,798
   Cost of investment securities sold. . . . . . . . . . .             6,883,115
                                                                     -----------
         Net realized gain on investments. . . . . . . . .                           $3,974,683

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period . . . .           $14,303,613
    Unrealized appreciation at end of period . . . . . . .            14,309,951
                                                                     -----------
         Increase in unrealized appreciation of
               investments . . . . . . . . . . . . . . . .                                6,338
                                                                                     ----------

             Net realized and unrealized gain on
                  investments . . . . . . . . . . . . . . .                          $3,981,021
                                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . .                           $4,067,589
                                                                                     ----------
                                                                                     ----------

See notes to financial statements.

                        STATEMENT OF CHANGES IN NET ASSETS

                                                                           Six Months Ended                  Year Ended
                                                                             June 30, 1998                December 31, 1997
                                                                      ---------------------------     --------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income. . . . . . . . . . . . . . . . . .            $    86,568                     $    95,681
  Net realized gain on investments . . . . . . . . . . . .              3,974,683                       4,554,526
  Increase in unrealized
    appreciation of investments. . . . . . . . . . . . . .                  6,338                       5,436,116
                                                                      -----------                     -----------
Increase in net assets resulting
    from operations. . . . . . . . . . . . . . . . . . . .                           $ 4,067,589                     $10,086,323

Distributions to shareholders from:
  Net investment income. . . . . . . . . . . . . . . . . .            $  (101,518)                    $  (101,427)
  Net realized capital gains . . . . . . . . . . . . . . .             (4,541,124)    (4,642,642)      (6,471,057)    (6,572,484)
                                                                      -----------                     -----------

Capital Stock transactions:
  Proceeds from Capital Stock sold . . . . . . . . . . . .            $ 2,649,158                     $ 2,537,977
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions . . . . . . . . . . . .              4,304,818                       6,007,187
  Cost of Capital Stock repurchased. . . . . . . . . . . .             (4,633,921)     2,320,055       (7,655,864)       889,300
                                                                      -----------    -----------      -----------    -----------
Total increase in net assets . . . . . . . . . . . . . . .                           $ 1,745,002                     $ 4,403,139


NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $91,184 and $96,930 . . . . . . . . . . . . . . . . .                            50,200,982                      45,797,843
                                                                                     -----------                     -----------
End of period, including
  undistributed net investment income
  of $76,234 and $91,184 . . . . . . . . . . . . . . . . .                           $51,945,984                     $50,200,982
                                                                                     -----------                     -----------
                                                                                     -----------                     -----------

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold . . . . . . . . . . . . . . .                               115,568                         119,107
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions. . . . . . . . . . . . . . . . . . . . . .                               196,657                         314,183
Shares of Capital Stock repurchased. . . . . . . . . . . .                              (204,300)                       (370,541)
                                                                                     -----------                     -----------
Increase in Capital Stock
  outstanding. . . . . . . . . . . . . . . . . . . . . . .                               107,925                          62,749
                                                                                     -----------                     -----------
                                                                                     -----------                     -----------

See notes to financial statements.

                               FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                Six
                                                               Months
                                                               Ended
                                                               June                Year Ended December 31,
                                                                30,      -----------------------------------------------
                                                               1998        1997     1996      1995      1994       1993
                                                             --------    -------  -------   -------   -------    -------
Per share operating performance:
Net asset value at beginning of period . . . . . . . . . .   $  24.00    $ 22.58  $ 22.36   $ 21.97   $ 23.76    $ 23.94
                                                             --------    -------  -------   -------   -------    -------

Net investment income. . . . . . . . . . . . . . . . . . .   $   0.04    $  0.05  $  0.10   $  0.36   $  0.46    $  0.46

Net realized and unrealized gain (loss) on
  investment securities. . . . . . . . . . . . . . . . . .       1.80       4.61     3.75      2.95     (0.48)      0.59
                                                             --------    -------  -------   -------   -------    -------

Total from investment operations . . . . . . . . . . . . .   $   1.84    $  4.66    $3.85   $  3.31   $ (0.02)   $  1.05
                                                             --------    -------  -------   -------   -------    -------

Less distributions:
  Dividends from net investment income . . . . . . . . . .   $  (0.05)   $ (0.05) $ (0.22)  $( 0.44)  $ (0.46)   $ (0.47)
  Distributions from net realized
    capital gains. . . . . . . . . . . . . . . . . . . . .      (2.17)     (3.19)   (3.41)    (2.48)    (1.31)     (0.76)
                                                             --------    -------  -------   -------   -------    -------
  Total distributions. . . . . . . . . . . . . . . . . . .   $  (2.22)   $ (3.24) $ (3.63)  $ (2.92)  $ (1.77)   $ (1.23)
                                                             --------    -------  -------   -------   -------    -------

Net asset value at end of period . . . . . . . . . . . . .   $  23.62    $ 24.00  $ 22.58   $ 22.36   $ 21.97    $ 23.76
                                                             --------    -------  -------   -------   -------    -------
                                                             --------    -------  -------   -------   -------    -------

Total investment return* . . . . . . . . . . . . . . . . .      8.40%     24.30%   20.39%    17.27%     (0.03)%    4.64%

Ratios/supplemental data:
Net assets at end of period (in $000's). . . . . . . . . .     51,946     50,201   45,798    47,390    51,965     88,301
Ratio of expenses to average net assets. . . . . . . . . .      1.21%+     1.16%    1.19%     1.19%     1.13%      1.02%
Ratio of net investment income to
  average net assets . . . . . . . . . . . . . . . . . . .      0.33%+     0.21%    0.48%     1.63%     1.95%      2.03%
Portfolio turnover rate. . . . . . . . . . . . . . . . . .        33%+       19%      30%       58%       31%        43%
Average brokerage commissions per share. . . . . . . . . .   $ 0.0568    $0.0586  $0.0596        -         -          -


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended June 30, 1998 is not annualized.
+    Annualized


See notes to financial statements.

                            NOTES TO FINANCIAL STATEMENTS
                                    June 30, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation
          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax
          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

 C.   Securities Transactions and Related
      Investment Income
          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates
          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 - PURCHASES OF INVESTMENT SECURITIES
     The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $8,083,175 for the six months ended June 30, 1998. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at June 30, 1998 was the same for federal income tax and financial reporting purposes.

NOTE 3 - ADVISORY FEES AND OTHER
         AFFILIATED TRANSACTIONS
     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund

                            NOTES TO FINANCIAL STATEMENTS

                                      CONTINUED

pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended June 30, 1998, the Fund paid aggregate fees of $8,250 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 - DISTRIBUTOR

     For the six months ended June 30, 1998, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $1,187 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of printing prospectuses and the cost of supplemental sales literature, promotion and advertising.